Exhibit 77(q)

Exhibits

(a)(1)  Articles Supplementary dated August 5, 2009 to the Articles of Amendment and Restatement dated May 1, 2002 with regard to the increase in authorized shares for ING Dow Jones Euro STOXX 50 Index Portfolio, ING Russell Mid Cap Index Portfolio and ING U.S. Bond Index Portfolio – Filed as an Exhibit to Post Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on February 10, 2010 and incorporated herein by reference.

(a)(2)  Articles of Amendment dated September 23, 2009 to the Articles of Amendment and Restatement dated May 1, 2002 with regard to the dissolution of ING Opportunistic LargeCap Growth Portfolio – Filed as an Exhibit to Post Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on February 10, 2010 and incorporated herein by reference.

(a)(3)  Plan of Liquidation and Dissolution of ING Global Equity Option Portfolio dated October 23, 2009 - Filed as an Exhibit to Post Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on February 10, 2010 and incorporated herein by reference.

(a)(4)  Articles of Amendment dated October 30, 2009 to the Articles of Amendment and Restatement dated May 1, 2002 regarding the name change for ING Nasdaq 100 Index Portfolio to ING NASDAQ 100 Index Portfolio - Filed as an Exhibit to Post Effective Amendment No. 54 to the Registrant’s Registration Statement on  Form N-1A filed on February 10, 2010 and incorporated herein by reference.

(e)(1)  Amended Schedule A dated August 2009 to the Amended Investment Management Agreement dated April 1, 2004 between ING Investments, LLC and ING Variable Portfolios, Inc. – Filed herein.

(e)(2)  Waiver Letter dated August 3, 2009 to the Amended Investment Management Agreement dated April 1, 2004 between ING Investments, LLC and ING Variable Portfolios, Inc. regarding ING Dow Jones Euro STOXX Index Portfolio, ING FTSE 100 Index Portfolio, ING Japan Equity Index Portfolio and ING NASDAQ 100 Index Portfolio – Filed as an exhibit to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on July 31, 2009 and incorporated herein by reference.

(e)(3)  Amended Schedule A dated December 2009 to the Amended Investment Management Agreement dated April 1, 2004 between ING Investments, LLC and ING Variable Portfolios, Inc. – Filed as an exhibit to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A filed on February 10, 2010 and incorporated herein by reference.

(e)(4)  Amended Schedule A dated December 2009 to the Sub-Advisory Agreement dated March 2, 2002 between ING Investments, LLC and Blackrock Advisors LLC - Filed as an exhibit to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A filed on February 10, 2010 and incorporated herein by reference.

(e)(5)  Amended Schedule A dated December 2009 to the Sub-Advisory Agreement dated March 1, 2002 between ING Investments, LLC and ING Investment Management Co. - Filed as an exhibit to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A filed on February 10, 2010 and incorporated herein by reference.